[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002


[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          ELAINE R. SMITH (born 04/25/46) Trustee
franchise), Vice Chairman                                Independent health care industry consultant

J. ATWOOD IVES (born 05/01/36) Trustee                   WARD SMITH (born 09/13/30) Trustee
Private investor; KeySpan Corporation (energy            Private investor; Sundstrand Corporation
related services), Director; Eastern Enterprises         (manufacturer of highly engineered products for
(diversified services company), Chairman, Trustee        industrial and aerospace applications), Director
and Chief Executive Officer (until November 2000)        (until June 1999)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Lisa B. Nurme+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2002 the fund provided a total return of -10.54%. This return, which includes the reinvestment of any dividend and capital gains distributions but excluding the effects of any sales charges, compares to a -11.29% return for the fund's benchmark, the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. It is not possible to invest directly in an index.

The primary purpose of the portfolio is to provide competitive performance with lower volatility over the long term. To achieve this, we focus on inexpensive and overlooked stocks where MFS Original Research(R) helps us to identify a number of catalysts that should improve the fundamental outlook for each company. We manage risk by sticking to our valuation discipline of trying to maintain an above-market yield in the portfolio, and by focusing on companies with high-quality fundamentals and relatively low risk.

The fund outperformed its benchmark, even though both declined for the year. However, the fund and its benchmark posted better returns than the broader market, as measured by the Standard & Poor's 500 Stock Index (S&P 500), which returned -23.37% for the period. The S&P 500 is a commonly used measure of the broad stock market.

FACTORS THAT BOOSTED PERFORMANCE
The fund's outperformance relative to its benchmark was attributable to our stock selection and relative weightings across several key sectors, including industrial goods, publishing and media, and utilities and communication.

In the industrial goods sector, our holdings in Deere and Caterpillar benefited performance. The fund was also aided by its positions in publishing and media concerns, as companies like media conglomerate Viacom and newspaper publishers Gannett and Tribune benefited from improving trends in advertising.

In the utilities and communication sector, our emphasis on traditional regulated gas and electric distribution companies helped boost performance, while our underweighting in electricity generation and trading companies, as well as in the telecom sector, mitigated negative performance in the portfolio. In what was a difficult year for telecom, our research uncovered a number of attractive opportunities: We added SBC Communications to the portfolio and increased our position in BellSouth.

The fund also benefited from an overweighting in basic materials and consumer staples, and an underweighted position in technology.

FACTORS THAT HINDERED PERFORMANCE
Among the factors that hindered performance was our stock selection in the banking industry and in particular our positions with FleetBoston and Citigroup. FleetBoston was encumbered with loan exposure in Latin America and in the telecom industry; and Citigroup suffered from an investigation into investment banking conflicts of interest. A position with Sears also contributed negatively to performance, as the company witnessed deterioration in its credit card portfolio. In the healthcare sector, our pharmaceutical stocks were not immune to concerns about patent expirations, regulatory setbacks, and generally weak new product pipelines.

OUTLOOK
Looking at 2003, we think that securities markets are likely to stay choppy in the near term, given the unpredictability of corporate earnings, the fits and starts of a recovering U.S. economy, and lingering geopolitical concerns. In our view, while this environment is challenging, it also presents opportunities for value-oriented investors to find quality, lower-volatility businesses whose stocks are reasonably valued relative to their long-term growth prospects. Overall, the macroeconomic fundamentals seem to be improving to us, inflation and interest rates are low, and earnings should grow again this year. Although uncertainties persist with respect to earnings quality and geopolitical tensions, we believe that this is an excellent environment for conservative, value-oriented investors.

    Respectfully,

/s/ Steven R. Gorham                            /s/ Lisa B. Nurme

    Steven R. Gorham                                Lisa B. Nurme
    Portfolio Manager                               Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Steven R. Gorham, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value, global balanced and international growth and income portfolios of our mutual funds, variable annuities and institutional investment products. Steve joined MFS in 1989 as a teleservices representative and became a member of the Financial Advisor Division sales desk in 1991. In 1992 he joined the Equity Research Department, and he became a research analyst in 1993 and an Investment Officer in 1996. He was named Vice President in 1998, a portfolio manager in 2000, and Senior Vice President in 2001. He is a graduate of the University of New Hampshire and has an M.B.A. from Boston College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS Investment Management(R) (MFS(R)). She oversees and provides strategic direction to the group of portfolio managers of our value or conservative equity products. Lisa also manages the equity income portfolios of our mutual fund and variable annuity products and is a member of the portfolio management team of our total return products. She joined MFS in 1987 as a research analyst and was named portfolio manager in 1995, Senior Vice President in 1998, Director of Conservative Equity Portfolio Management in 1999, and Director of Value Portfolio Management in 2001. Prior to joining MFS, she was employed at Goldman Sachs. Lisa is a graduate of the University of North Carolina, where she was elected to Phi Beta Kappa.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 2001

Size: $71.8 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

                                          6 Months         1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                    -10.54%        -14.27%       -17.23%
-------------------------------------------------------------------------------
Average Annual Total Return                   --          -14.27%       -10.72%
-------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, May 1, 2001, through December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2002

Stocks - 95.7%
------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
------------------------------------------------------------------------------
U.S. Stocks - 90.0%
  Aerospace - 0.1%
    Northrop Grumman Corp.                                 900     $    87,300
------------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    Nike, Inc., "B"                                      9,100     $   404,677
------------------------------------------------------------------------------
  Banks & Credit Cos. - 9.4%
    Bank of America Corp.                               31,140     $ 2,166,410
    Bank One Corp.                                       3,600         131,580
    FleetBoston Financial Corp.                         44,830       1,089,369
    National City Corp.                                 27,700         756,764
    SouthTrust Corp.                                    29,080         722,638
    SunTrust Banks, Inc.                                14,430         821,355
    Wachovia Corp.                                      29,600       1,078,624
                                                                   -----------
                                                                   $ 6,766,740
------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Abbott Laboratories, Inc.                           17,120     $   684,800
    Guidant Corp.*                                       5,000         154,250
                                                                   -----------
                                                                   $   839,050
------------------------------------------------------------------------------
  Business Services - 0.4%
    Automatic Data Processing, Inc.                      6,600     $   259,050
------------------------------------------------------------------------------
  Chemicals - 2.5%
    Air Products & Chemicals, Inc.                      14,410     $   616,028
    Dow Chemical Co.                                    11,700         347,490
    Lyondell Petrochemical Co.                           5,500          69,520
    PPG Industries, Inc.                                15,400         772,310
                                                                   -----------
                                                                   $ 1,805,348
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Intel Corp.                                         22,800     $   354,996
------------------------------------------------------------------------------
  Consumer Goods & Services - 4.9%
    Colgate-Palmolive Co.                                1,500     $    78,645
    Kimberly-Clark Corp.                                17,000         806,990
    Philip Morris Cos., Inc.                            45,560       1,846,547
    Procter & Gamble Co.                                 9,300         799,242
                                                                   -----------
                                                                   $ 3,531,424
------------------------------------------------------------------------------
  Containers - 0.5%
    Smurfit-Stone Container Corp.*                      22,100     $   340,141
------------------------------------------------------------------------------
  Electronics - 0.8%
    Analog Devices, Inc.*                               11,200     $   267,344
    Texas Instruments, Inc.                             20,900         313,709
                                                                   -----------
                                                                   $   581,053
------------------------------------------------------------------------------
  Energy - 1.6%
    ConocoPhillips                                       5,500     $   266,145
    Energy East Corp.                                   22,300         492,607
    TXU Corp.                                           20,000         373,600
                                                                   -----------
                                                                   $ 1,132,352
------------------------------------------------------------------------------
  Entertainment - 2.5%
    Viacom, Inc., "B"*                                  27,850     $ 1,135,166
    Walt Disney Co.                                     38,660         630,545
                                                                   -----------
                                                                   $ 1,765,711
------------------------------------------------------------------------------
  Financial Institutions - 9.5%
    American Express Co.                                16,995     $   600,773
    Citigroup, Inc.                                     77,520       2,727,929
    Fannie Mae                                          12,142         781,095
    Freddie Mac                                         14,910         880,436
    Goldman Sachs Group, Inc.                           16,100       1,096,410
    Merrill Lynch & Co., Inc.                           19,460         738,507
                                                                   -----------
                                                                   $ 6,825,150
------------------------------------------------------------------------------
  Financial Services - 1.3%
    Mellon Financial Corp.                              36,800     $   960,848
------------------------------------------------------------------------------
  Food & Beverage Products - 6.5%
    Archer-Daniels-Midland Co.                          86,102     $ 1,067,665
    Del Monte Foods Co.*                                 6,520          50,204
    Heinz (H.J.) Co.                                    14,600         479,902
    J.M. Smucker Co.                                     5,845         232,689
    Kellogg Co.                                         55,900       1,915,693
    Pepsi Co., Inc.                                     22,534         951,386
                                                                   -----------
                                                                   $ 4,697,539
------------------------------------------------------------------------------
  Forest & Paper Products - 1.6%
    Bowater, Inc.                                        1,700     $    71,315
    International Paper Co.                             31,700       1,108,549
                                                                   -----------
                                                                   $ 1,179,864
------------------------------------------------------------------------------
  Industrial - 0.3%
    Pall Corp.                                          14,600     $   243,528
------------------------------------------------------------------------------
  Industrial Gases - 1.0%
    Praxair, Inc.                                       13,000     $   751,010
------------------------------------------------------------------------------
  Insurance - 5.9%
    Allstate Corp.                                      31,926     $ 1,180,943
    Chubb Corp.                                          9,500         495,900
    Hartford Financial Services Group, Inc.             17,420         791,391
    MetLife, Inc.                                       32,280         872,851
    Safeco Corp.                                        12,350         428,174
    St. Paul Cos., Inc.                                 10,800         367,740
    Travelers Property Casualty Corp., "B"*              2,054          30,091
    Travelers Property Casualty Corp.*                   2,606          38,178
                                                                   -----------
                                                                   $ 4,205,268
------------------------------------------------------------------------------
  Machinery - 3.2%
    Caterpillar, Inc.                                   14,290     $   653,339
    Deere & Co.                                         36,500       1,673,525
                                                                   -----------
                                                                   $ 2,326,864
------------------------------------------------------------------------------
  Medical & Health Products - 5.8%
    Eli Lilly & Co.                                     11,800     $   749,300
    Johnson & Johnson Co.                               16,100         864,731
    Merck & Co., Inc.                                   14,805         838,111
    Pfizer, Inc.                                        56,311       1,721,427
                                                                   -----------
                                                                   $ 4,173,569
------------------------------------------------------------------------------
  Metals & Minerals - 1.9%
    Alcoa, Inc.                                         47,630     $ 1,085,011
    Phelps Dodge Corp.                                   9,000         284,850
                                                                   -----------
                                                                   $ 1,369,861
------------------------------------------------------------------------------
  Oil Services - 1.4%
    Baker Hughes, Inc.                                   8,700     $   280,053
    Schlumberger Ltd.                                   17,213         724,495
                                                                   -----------
                                                                   $ 1,004,548
------------------------------------------------------------------------------
  Oils - 7.8%
    Anadarko Petroleum Corp.                            15,000     $   718,500
    Apache Corp.                                        12,645         720,638
    Devon Energy Corp.                                  10,890         499,851
    ExxonMobil Corp.                                    88,380       3,087,997
    Unocal Corp.                                        17,970         549,523
                                                                   -----------
                                                                   $ 5,576,509
------------------------------------------------------------------------------
  Photographic Products - 0.5%
    Eastman Kodak Co.                                    9,800     $   343,392
------------------------------------------------------------------------------
  Printing & Publishing - 4.2%
    Gannett Co., Inc.                                   19,090     $ 1,370,662
    Reed Elsevier PLC                                   32,400       1,134,972
    Tribune Co.                                         10,700         486,422
                                                                   -----------
                                                                   $ 2,992,056
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Equity Office Properties Trust                      13,680     $   341,726
------------------------------------------------------------------------------
  Retail - 0.7%
    Home Depot, Inc.                                    11,100     $   265,956
    Sears, Roebuck & Co.                                11,500         275,425
                                                                   -----------
                                                                   $   541,381
------------------------------------------------------------------------------
  Special Products & Services - 1.0%
    3M Co.                                               4,450     $   548,685
    Illinois Tool Works, Inc.                            2,400         155,664
                                                                   -----------
                                                                   $   704,349
------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Kroger Co.*                                         37,700     $   582,465
    Safeway, Inc.*                                      11,000         256,960
                                                                   -----------
                                                                   $   839,425
------------------------------------------------------------------------------
  Telecommunications - 5.6%
    AT&T Corp.                                          28,616     $   747,164
    BellSouth Corp.                                     54,606       1,412,657
    BT Group PLC*                                        5,700         178,581
    Motorola Inc.                                       16,400         524,800
    SBC Communications, Inc.                            39,800       1,078,978
                                                                   -----------
                                                                   $ 3,942,180
------------------------------------------------------------------------------
  Transportation - 0.5%
    Union Pacific Corp.                                  6,600     $   395,142
------------------------------------------------------------------------------
  Utilities - Electric - 3.5%
    FPL Group, Inc.                                      9,630     $   579,052
    Keyspan Corp.                                       13,400         472,216
    NiSource, Inc.                                      21,280         425,600
    NSTAR Co.                                           19,310         857,171
    PPL Corp.                                            5,670         196,635
                                                                   -----------
                                                                   $ 2,530,674
------------------------------------------------------------------------------
  Utilities - Gas - 1.1%
    National Fuel Gas Co.                               25,000     $   518,250
    WGL Holdings, Inc.                                  10,080         241,114
                                                                   -----------
                                                                   $   759,364
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $64,572,089
------------------------------------------------------------------------------
Foreign Stocks - 5.7%
  Bermuda - 0.2%
    Accenture Ltd. (Business Services)*                  7,800     $   140,322
------------------------------------------------------------------------------
  Canada - 1.0%
    Alcan, Inc. (Metals)                                10,800     $   318,816
    Canadian National Railway Co. (Railroads)            9,336         388,004
                                                                   -----------
                                                                   $   706,820
------------------------------------------------------------------------------
  Netherlands - 0.3%
    Akzo Nobel N.V. (Chemicals)                          5,950     $   189,746
------------------------------------------------------------------------------
  Switzerland - 1.8%
    Syngenta AG (Chemicals)*                           112,660     $ 1,297,843
------------------------------------------------------------------------------
  United Kingdom - 2.4%
    BP Amoco PLC, ADR (Oils)                            31,000     $ 1,260,150
    Diageo PLC (Food & Beverage Products)               11,400         499,320
                                                                   -----------
                                                                   $ 1,759,470
------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 4,094,201
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $71,563,786)                        $68,666,290
------------------------------------------------------------------------------

Convertible Preferred Stock - 0.1%
------------------------------------------------------------------------------
U.S. Stocks - 0.1%
    Chubb Corp., 7.00% (Insurance)                       3,100     $    74,245
------------------------------------------------------------------------------
Total Convertible Preferred Stock
  (Identified Cost, $77,500)                                       $    74,245
------------------------------------------------------------------------------

Preferred Stock - 1.0%
------------------------------------------------------------------------------
    General Motors Corp., 5.25% (Automotive)            11,000     $   254,100
    Northrop Grumman Corp., 7.25% (Aerospace)            1,300         140,062
    Travelers Property Casualty Corp., 4.50%
      (Insurance - Property & Casualty)                  8,000         178,800
    TXU Corp., 8.75% (Electric & Gas
      Utility Revenue)                                   6,200         177,320
------------------------------------------------------------------------------
Total Preferred Stock
  (Identified Cost, $943,729)                                      $   750,282
------------------------------------------------------------------------------

Repurchase Agreement - 3.2%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc. dated 12/31/02,
      due 1/02/03, total to be received
      $2,285,447 (secured by various U.S.
      Treasury obligations), at Cost                   $ 2,285     $ 2,285,295
------------------------------------------------------------------------------
Total Investments
  (Identified Cost, $74,870,310)                                   $71,776,112
Other Assets, Less Liabilities - 0.0%                                  (15,765)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $71,760,347
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $74,870,310)              $71,776,112
  Cash                                                                      157
  Receivable for investments sold                                       150,304
  Receivable for fund shares sold                                        56,030
  Interest and dividends receivable                                     147,049
                                                                    -----------
      Total assets                                                  $72,129,652
                                                                    -----------
Liabilities:
  Distributions payable                                             $    48,823
  Payable for investments purchased                                     247,954
  Payable for fund shares reacquired                                     71,463
  Payable to affiliates for management fee                                1,065
                                                                    -----------
      Total liabilities                                             $   369,305
                                                                    -----------
Net assets                                                          $71,760,347
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $82,470,261
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (3,094,213)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (7,618,305)
  Accumulated undistributed net investment income                         2,604
                                                                    -----------
      Total                                                         $71,760,347
                                                                    ===========
Shares of beneficial interest outstanding                            8,865,310
                                                                     =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $8.09
                                                                       =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   801,167
    Interest                                                             17,845
    Foreign taxes withheld                                               (4,455)
                                                                    -----------
      Total investment income                                       $   814,557
                                                                    -----------
  Expenses -
    Management fee                                                  $   185,402
    Trustees' compensation                                                1,635
    Shareholder servicing agent fee                                       2,320
    Administrative fee                                                      475
    Custodian fee                                                        13,550
    Printing                                                              1,797
    Auditing fees                                                         7,600
    Legal fees                                                              379
    Registration fee                                                     13,737
    Miscellaneous                                                         2,734
                                                                    -----------
      Total expenses                                                $   229,629
    Fees paid indirectly                                                   (461)
    Reduction of expenses by investment adviser                         (59,044)
                                                                    -----------
      Net expenses                                                  $   170,124
                                                                    -----------
        Net investment income                                       $   644,433
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(4,895,758)
    Foreign currency transactions                                            (7)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(4,895,765)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $(2,693,982)
    Translation of assets and liabilities in foreign
      currencies                                                            (15)
                                                                    -----------
      Net unrealized loss on investments and foreign
        currency translation                                        $(2,693,997)
                                                                    -----------
        Net realized and unrealized loss on investments
          and foreign currency                                      $(7,589,762)
                                                                    -----------
          Decrease in net assets from operations                    $(6,945,329)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED           YEAR ENDED
                                                                            DECEMBER 31, 2002        JUNE 30, 2002
                                                                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                           $   644,433          $   923,720
  Net realized loss on investments and foreign currency transactions               (4,895,765)          (2,718,956)
  Net unrealized loss on investments and foreign currency translation              (2,693,997)            (311,006)
                                                                                  -----------          -----------
      Decrease in net assets from operations                                      $(6,945,329)         $(2,106,242)
                                                                                  -----------          -----------
Distributions declared to shareholders from net investment income                 $(1,222,177)         $  (347,470)
                                                                                  -----------          -----------
Net increase in net assets from fund share transactions                           $10,685,620          $59,678,194
                                                                                  -----------          -----------
      Total increase in net assets                                                 $2,518,114          $57,224,482
Net assets:
  At beginning of period                                                           69,242,233           12,017,751
                                                                                  -----------          -----------
  At end of period (accumulated undistributed net investment income of $2,604
    and $580,348, respectively)                                                   $71,760,347          $69,242,233
                                                                                  ===========          ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED            YEAR ENDED          PERIOD ENDED
                                                             DECEMBER 31, 2002         JUNE 30, 2002        JUNE 30, 2001*
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 9.20                $ 9.91                $10.00
                                                                        ------                ------                ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.09                $ 0.16                $ 0.02
  Net realized and unrealized loss on investments and foreign
    currency                                                             (1.06)                (0.82)                (0.11)
                                                                        ------                ------                ------
      Total from investment operations                                  $(0.97)               $(0.66)               $(0.09)
                                                                        ------                ------                ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.14)               $(0.05)               $ --
                                                                        ------                ------                ------
Net asset value - end of period                                         $ 8.09                $ 9.20                $ 9.91
                                                                        ======                ======                ======
Total return                                                            (10.54)%++             (6.64)%               (0.90)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              0.55%+                0.55%                 0.55%+
  Net investment income                                                   2.08%+                1.64%                 1.73%+
Portfolio turnover                                                          42%                   60%                   11%
Net assets at end of period (000 Omitted)                              $71,760               $69,242               $12,018

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                                        $ 0.08                $ 0.14                $(0.03)
    Ratios (to average net assets):
      Expenses##                                                          0.74%+                0.77%                 4.88%+
      Net investment income (loss)                                        1.89%+                1.42%                (2.60)%+

  * For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  Business and Organization
MFS Institutional Large Cap Value Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, and capital losses.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                          JUNE 30, 2002    JUNE 30, 2001*
---------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $347,470          $  --
                                               --------          --------

* For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $  578,431
          Undistributed long-term capital gain                 --
          Capital loss carryforward                       617,944
          Unrealized loss                                (671,035)
          Other temporary differences                  (1,831,860)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2009, ($4,761) and June 30, 2010 ($613,183).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the period ended December 31, 2002 were 0.55% of average daily net assets on an annualized basis.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                  0.0175%
                Next $2.5 billion                 0.0130%
                Next $2.5 billion                 0.0005%
                In excess of $7 billion           0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $34,135,304 and $25,628,076, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $75,148,134
                                                               -----------
Gross unrealized appreciation                                  $ 2,121,908
Gross unrealized depreciation                                   (5,493,930)
                                                               -----------
    Net unrealized depreciation                                $(3,372,022)
                                                               ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              SIX MONTHS ENDED DECEMBER 31, 2002          YEAR ENDED JUNE 30, 2002
                                              ----------------------------------          ------------------------
                                                         SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                                           2,610,130      $21,541,745       6,753,326       $63,983,924
Shares issued to shareholders in
  reinvestment of distributions                         144,858        1,173,354          34,215          328,460
Shares reacquired                                    (1,415,983)     (12,029,479)       (473,892)      (4,634,190)
                                                     ----------      -----------       ---------       -----------
    Net increase                                      1,339,005      $10,685,620       6,313,649       $59,678,194
                                                     ==========      ===========       =========       ===========

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2002, was $491. The fund had no borrowings during the period.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              ILV-SEM  02/03 97